Exhibit 99.3

IBM 3Q 2020 Earnings October 19, 2020 ibm.com/investor

Forward Looking Statements and Non-GAAP Information Certain comments made in this presentation may be In an effort to provide additional and useful information regarding characterized as forward looking under the Private Securities the company’s financial results and other financial information as Litigation Reform Act of 1995. Forward-looking statements aredetermined by generally accepted accounting principles (GAAP), the based on the company’s current assumptions regarding future company also discusses, in its earnings press release and earnings business and financial performance. Those statements by their presentation materials, certain non-GAAP information including year nature address matters that are uncertain to different degrees.to year change in revenue for Red Hat normalized for historical Those statements involve a number of factors that could causecomparability, revenue adjusting for divested businesses and actual results to differ materially. Additional information currency, operating earnings, other “operating” financial measures, concerning these factors is contained in the Company’s filings including free cash flow, net cash from operating activities excluding with the SEC. Copies are available from the SEC, from the IBM Global Financing receivables, and adjustments for currency. The website, or from IBM Investor Relations. Any forward-looking rationale for management’s use of this non-GAAP information is statement made during this presentation speaks only as of the included as Exhibit 99.2 to the company’s Form 8-K filed with the date on which it is made. The company assumes no obligation to SEC on October 19, 2020. The reconciliation of non-GAAP update or revise any forward-looking statements except as information to GAAP is included on the slides entitled “Non-GAAP required by law; these charts and the associated remarks and Supplemental Materials” in this presentation, as well as in Exhibit comments are integrally related, and are intended to be 99.1 to the company’s Form 8-K filed with the SEC on October 19, presented and understood together. 2020. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-3q20 2

Arvind Krishna Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer 3

led by Red Hat, underscores the growing client services business creates a market-leading strategy and better position IBM to seize the CEO Perspective “The strong performance of our cloud business,Strategic Update adoption of our open hybrid cloud platform.” “Separating the managed infrastructure Hybrid Cloud Platform standalone company and further sharpens our focus on IBM’s open hybrid cloud platform and AI capabilities. This will accelerate our growth Current Environment $1 trillion hybrid cloud opportunity.” - Arvind Krishna, IBM CEO 4

Accelerating IBM’s Hybrid Cloud Platform Growth Strategy Creating value through focus Establishing the #1 Managed Infrastructure Services Company Improving growth trajectory of both businesses 5

Creating Two Market-Leading Companies


Technology & platform innovation
Digital transformations
Significant growth opportunities
IBM
#1 Hybrid Cloud Platform and AI Company
$59B
Revenue*
NewCo
#1 Managed Infrastructure Services Company
$19B
Revenue*
IT infrastructure modernization
Service delivery excellence
Operational efficiency and cash flow generation

IBM and NewCo will have a strong strategic relationship

*TTM revenue through June 30, 2020, adjusted to reflect estimated historical sales between IBM and NewCo

6

IBM's Hybrid Cloud Platform Leadership

Hybrid Cloud Value

2.5x

Hybrid cloud value vs. public only

$1T

Hybrid cloud market opportunity

Platform Approach

CLOUD TRANSFORMATION SERVICES

IBM Services

Global System Integrators

SOFTWARE

IBM Applications

IBM Middleware

3rd Party Ecosystem

PLATFORM

Red Hat

Dev Sec Ops

Open Hybrid Cloud Platform

INFRASTRUCTURE

IBM Systems

IBM Public Cloud

Public Clouds
AWS | Azure | Others

Enterprise Infrastructure

3Q20 Progress

Clients

Ecosystem

Innovation

7

3Q20 Highlights

$17.6B
Revenue

$2.58
Operating (non-GAAP) EPS

$10.8B
Free Cash Flow LTM

Cloud Strength

+19% @cc
Revenue Growth

$24B
Revenue (LTM)

Red Hat Momentum

+16% @cc
Revenue Growth

~2,600
Container platform clients

High Value Model

1.6 pts
Gross Margin Expansion

1.4 pts
PTI Margin Expansion

Solid Cash Generation

$16B
Cash Balance

136%
FCF Realization (LTM)

Cloud growth @CC excludes impact of divested businesses; Red Hat normalized for historical comparability
Gross and PTI margin expansion-operating, cash includes marketable securities, FCF excludes financing receivables

8

Cloud & Cognitive Software

Revenue growth led by Red Hat, Cloud Paks and Security

Transaction Processing Platforms impacted by client buying behaviors in current economic environment

Profit reflects strong Red Hat contribution

Revenue

$5.6B

Revenue Growth

6%

Segment Elements


Cloud & Data Platforms
+19% yr/yr
includes Red Hat
Cognitive Applications
Flat yr/yr
Transaction Processing Platforms
(9%) yr/yr

3Q20 Results; Revenue growth rates @CC

9

Double-digit signings growth, backlog returned to growth Consulting application modernization offset by project delays Gross margin expansion with (8%) yr/yr Process Global Business ServicesRevenueGross Margin $4.0B 32.9% (6%) yr/yr +1.9 pts yr/yr Continued scaling of Red Hat client engagements Segment Elements Revenue reflects strength in (4%) yr/yr Application Management continued investment Global Services (3%) yr/yr 3Q20 Results; Revenue growth rates @CC10

Revenue impacted by lower volumes (4%) yr/yr (0.8) pts yr/yr Closed 8 deals over $100M Global Technology ServicesRevenueGross Margin $6.5B 35.0% Margins reflect revenue mix and higher investment in IBM Cloud Segment Elements as clients continue to make long-term commitments Infrastructure & Cloud Services (4%) yr/yr Technology Support Services (6%) yr/yr 3Q20 Results; Revenue growth @CC11

Systems

IBM Z reflects product cycle in the current economic environment

Storage performance driven by high-end declines

Gross margin performance in line with product cycle dynamics

Revenue

$1.3B

Revenue Growth

(16%)

Segment Elements

Systems Hardware
(19%) yr/yr



Operating Systems Software
(8%) yr/yr

3Q20 Results; Revenue growth rates @CC

12

Summary Current environment provides near-term challenges and longer-term opportunities Accelerating hybrid cloud platform strategy Creating value through focus 13

ibm.com/investor

Supplemental Materials ● Currency – Impact on Revenue Growth ● Revenue and P&L Highlights ● Services Segments Details ● Software & Systems Segment Details ● Expense Summary ● Balance Sheet Summary ● Cash Flow Summary ● Cash Flow (ASC 230) ● Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Supplemental Materials 15

Currency – Impact on Revenue Growth US$B Yr/Yr Revenue As Reported $17.6 (3%) Currency Impact $0.2 1 pts Revenue @CC(3%) Supplemental Materials 16 Quarterly Averages per US $ 3Q20 Yr/Yr 10/16/2020 Spot 4Q20 FY20 1Q21 FY21 Euro 0.86 5% Pound 0.77 5% Yen 106 1% Revenue Impact, Future @ 10/16/20 Spot 0.9 pts 0.85 0.77 105 6% 1% 6% 3% 0% (0%) 1% 1% 3% 2% 3% 1% 0-1 pts (0.5-1 pts) 1-2 pts 0-1 pts

Revenue and P&L Highlights B/(W) B/(W) Revenue Highlights3Q20 Yr/Yr*Operating P&L Highlights $ 3Q20 Yr/Yr Revenue$17.6 (3%) Gross Profit $8.6 1% Cloud $6.0 19% Expense$6.0 2% Pre-Tax Income $2.6 8% B/(W)Net Income$2.3(3%) Geography Revenue 3Q20 Yr/Yr* Earnings Per Share $2.58 (4%) Americas $8.1 (3%) B/(W) Europe/ME/Africa $5.6 (2%) Operating P&L Highlights % 3Q20 Yr/Yr Asia Pacific $3.9 (5%) Gross Profit Margin 49.0% 1.6 pts Expense E/R 34.4% (0.2 pts) Pre-Tax Income Margin 14.7% 1.4 pts Net Income 13.2% (0.1 pts) Tax Rate 10.2% (10.1 pts) Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses Supplemental Materials 17

Services Segments Details B/(W) B/(W) GBS Segment 3Q20 Yr/YrGTS Segment3Q20 Yr/Yr Revenue (External) $4.0 (6%) Revenue (External) $6.5 (4%) Consulting $2.0 (4%) Infrastructure & Cloud Services$4.9 (4%) Application Management$1.8 (8%) Technology Support Services$1.5 (6%) Global Process Services$0.2 (3%) Gross Profit Margin (External) 35.0% (0.8 pts) Gross Profit Margin (External) 32.9% 1.9 ptsPre-Tax Income $0.4 (19%) Pre-Tax Income$0.6 1% Pre-Tax Income Margin 5.9% (1.1 pts) Pre-Tax Income Margin14.2% 0.8 pts Cloud Revenue (External) $2.3 8% Cloud Revenue (External) $1.4 9% B/(W) Services Signings & Backlog 3Q20 Yr/Yr Signings $9.5 5% Backlog$108.0 (1%) Backlog Yr/Yr @ActualFlat Revenue & Signings growth rates @CC, $ in billions, Services Backlog calculated using Sep 30 currency spot rates, Signings & Backlog includes Security Services Supplemental Materials 18

Software and Systems Segment Details B/(W) B/(W) Cloud & Cognitive Software Segment 3Q20 Yr/Yr Systems Segment3Q20 Yr/Yr Revenue (External) $5.6 6% Revenue (External) $1.3 (16%) Cloud & Data Platforms $2.8 19% Systems Hardware $0.9 (19%) Cognitive Applications $1.3 Flat IBM Z(20%) Transaction Processing Platforms $1.5 (9%) Power (16%) Pre-Tax Income$1.8 42% Storage(20%) Pre-Tax Income Margin28.5% 6.6 pts Operating Systems Software $0.3 (8%) Cloud Revenue (External) $1.8 63% Gross Profit Margin (External) 51.2%(1.4 pts) Systems Hardware 40.4% (2.5 pts) Operating Systems Software 80.9% (1.7 pts) Pre-Tax Income$0.0 (195%) Pre-Tax Income Margin(2.5%) (4.8 pts) Cloud Revenue (External)$0.5(4%) Revenue growth rates @CC, $ in billions Supplemental Materials 19

Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials 20 B/(W) Expense3Q20 Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating $4.4 5% RD&E – Operating $1.5 (1%) IP and Custom Development Income ($0.1) (19%) Other (Income)/Expense - Operating ($0.0) (77%) Interest Expense – Operating $0.3 21% Operating Expense & Other Income $6.0 2% 0 pts 2 pts 3 pts 0 pts 1 pts (2 pts) (1 pts)1 pts2 pts

Balance Sheet Summary Sep 20 Dec 19 Sep 19 Cash & Marketable Securities $15.8 $9.0 $11.0 Core (non-GF) Assets* $115.7 $115.3 $113.3 Global Financing Assets$22.7 $27.9 $25.4 Total Assets$154.1 $152.2 $149.6 Other Liabilities $67.4 $68.3 $65.2 Core (non-GF) Debt* $44.5 $38.2 $43.2 Global Financing Debt $20.9 $24.7 $23.1 Total Debt $65.4 $62.9 $66.3 Total Liabilities $132.8 $131.2 $131.5 Equity $21.3 $21.0 $18.1 $ in billions *includes eliminations of inter-company activity Supplemental Materials 21

Cash Flow Summary $ in billions Supplemental Materials 22 QTDB/(W) 3Q20Yr/Yr YTDB/(W) 3Q20 Yr/Yr Net Cash from Operations $4.3 $0.7 Less: Global Financing Receivables $2.4 $1.2 Net Cash from Operations (excluding GF Receivables)$1.9 ($0.6) Net Capital Expenditures ($0.8) ($0.1) Free Cash Flow (excluding GF Receivables) $1.1 ($0.7) Acquisitions ($0.0) $32.6 Divestitures ($0.2) ($0.3) Dividends ($1.5) ($0.0) Share Repurchases (Gross) - $0.1 Non-GF Debt $1.0 $6.0 Other (includes GF Net A/R & GF Debt) $1.1 ($0.7) Change in Cash & Marketable Securities $1.5 $37.0 $12.3 $1.0 $5.3 $1.6 $7.0 ($0.6) ($2.3) ($0.5) $4.8 ($1.1) ($0.0) $32.6 $0.5 ($0.4) ($4.3) ($0.1) - $1.4 $5.0 ($23.5) $0.9 ($0.9) $6.7 $8.0

Cash Flow (ASC 230) $ in billions Supplemental Materials 23 QTDQTD 3Q203Q19 YTDYTD 3Q20 3Q19 Net Income from Operations$1.7 $1.7 Depreciation / Amortization of Intangibles$1.7 $1.7 Stock-based Compensation$0.2 $0.2 Working Capital / Other ($1.7) ($1.1) Global Financing A/R$2.4 $1.1 Net Cash provided by Operating Activities$4.3 $3.6 Capital Expenditures, net of payments & proceeds ($0.8) ($0.7) Divestitures, net of cash transferred ($0.2) $0.0 Acquisitions, net of cash acquired ($0.0) ($32.6) Marketable Securities / Other Investments, net $0.8 $2.9 Net Cash provided by/(used in) Investing Activities ($0.3) ($30.4) Debt, net of payments & proceeds ($0.3) ($6.6) Dividends ($1.5) ($1.4) Common Stock Repurchases - ($0.1) Common Stock Transactions - Other $0.0 ($0.0) Net Cash provided by/(used in) Financing Activities($1.7) ($8.2) Effect of Exchange Rate changes on Cash$0.1 ($0.4) Net Change in Cash, Cash Equivalents & Restricted Cash$2.4 ($35.3) $4.2 $5.8 $5.0 $4.4 $0.7 $0.5 ($2.9) ($3.0) $5.3 $3.7 $12.3 $11.3 ($2.3) ($1.7) $0.5 $0.9 ($0.0) ($32.6) ($0.7) $6.4 ($2.5) ($27.1) $1.1 $20.5 ($4.3) ($4.3) - ($1.4) ($0.2) ($0.1) ($3.4) $14.7 ($0.2) ($0.4) $6.2 ($1.4)

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2020 3Q20 Yr/Yr3Q20 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software 7% 6% Global Technology Services (4%) (4%) Cloud & Data Platforms 20% 19% Infrastructure & Cloud Services (3%) (4%) Cognitive Applications 1% Flat Technology Support Services (6%) (6%) Transaction Processing Platforms (8%) (9%) Cloud 9% 8% Cloud 64% 63% Systems(15%) (16%) Global Business Services (5%) (6%) Systems Hardware (18%) (19%) Consulting (2%) (4%) IBM Z(19%) (20%) Application Management (7%) (8%) Power(15%) (16%) Global Process Services (3%) (3%) Storage(19%) (20%) Cloud 10% 9% Operating Systems Software (7%) (8%) Cloud(4%) (4%) The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software & Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 19, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 24

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2020 3Q20 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue(3%) 0 pts (1 pts) (3%) Americas (4%) 0 pts 1 pts (3%) Europe/ME/Africa 2% 0 pts (4 pts) (2%) Asia Pacific (4%) 0 pts (1 pts) (5%) Total Cloud19% 1 pts (1 pts) 19% The above reconciles the Non-GAAP financial information contained in the “3Q20 Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 19, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 25

Non-GAAP Supplemental Materials Reconciliation of Revenue for Red Hat, Normalized - 3Q 2020 Three Months Ended September 30, 2020 Red Hat Revenue, Normalized for Historical ComparabilityYr/Yr Red Hat Revenue GAAP Growth Rate 163% Impact from Red Hat revenue prior to acquisition (26 pts) Impact from purchase accounting deferred revenue and intercompany adjustments (120 pts) Red Hat revenue growth rate, normalized for historical comparability (non-GAAP)17% Impact from currency (1 pt) Red Hat revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP)16% The above reconciles the Non-GAAP financial information contained in the “3Q20 Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 19, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 26

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 3Q 2020 3Q20 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency 0 pts 0 pts 0 pts Acquisitions/Divestitures 2 pts 0 pts 2 pts Base* 6 pts (3 pts) 3 pts RD&E Currency 0 pts 0 pts 0 pts Acquisitions/Divestitures 1 pts 0 pts 1 pts Base* 2 pts (4 pts) (2 pts) Operating Expense & Other Income Currency(1 pts) 0 pts (1 pts) Acquisitions/Divestitures1 pts 0 pts 1 pts Base*3 pts (1 pts) 2 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 19, 2020 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 27

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow - Last 12 Months 12 Months Ended Sep 2020 Net Cash from Operating Activities per GAAP:$15.8 Less: change in Global Financing (GF) Receivables$2.1 Net Cash from Operating Activities (Excluding GF Receivables)$13.7 Capital Expenditures, Net ($2.9) Free Cash Flow (Excluding GF Receivables)$10.8 $ in billions The above reconciles the Non-GAAP financial information contained in the “3Q20 Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 19, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 28

ibm.com/investor